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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

  As independent public accountants, we hereby consent to the use of our report dated March 19, 1997 related to DeltaCom, Inc. (and to all references to our Firm) included in or made a part of Amendment No. 3 to this Registration Statement.

MARTIN STUEDEMAN & ASSOCIATES, P.C.

Birmingham, Alabama September 23, 1997